UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 06, 2023

DIRTT ENVIRONMENTAL SOLUTIONS LTD

(Exact name of Registrant as Specified in Its Charter)

Canada	001-39061	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.
Calgary, Alberta		T2C 1N6
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (403) 723-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	DRTT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by DIRTT Environmental Solutions Ltd. with the Securities and Exchange Commission on September 6, 2023 (the “Original Form 8-K”). The sole purpose of this Amendment is to replace the press release that was described in Item 7.01 of the Original Form 8-K and furnished as Exhibit 99.1 to the Original Form 8-K with an updated version of the press release. Except as stated in this Amendment, no other changes have been made to the Original Form 8-K or Exhibit 99.1 thereto.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on September 7, 2022, DIRTT Environmental Solutions Ltd. (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) that the Company was not in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”) for a period of 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided a compliance period of 180 calendar days from the date of the notice to regain compliance with the Bid Price Rule by maintaining a minimum closing bid price of at least $1.00 for a minimum of 10 consecutive business days at any time during the 180-day period.

On March 7, 2023, Nasdaq notified the Company in writing that while the Company had not regained compliance with the Bid Price Rule, it was eligible for an additional 180 calendar day period, or until September 5, 2023, to regain compliance with the Bid Price Rule. The Company’s securities were transferred to The Nasdaq Capital Market at the opening of business on March 9, 2023.

The Company did not regain compliance before the additional 180-day period expired on September 5, 2023. On September 6, 2023, the Company received notice from the Nasdaq that the Company's shares would be delisted. The Company does not intend to file an appeal and pursuant to this letter, trading of the Company's ordinary shares will be suspended at the opening of business on or around September 15, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the "SEC"), which will delist the Company's securities from listing and registration on the Nasdaq Stock Market.

Item 7.01	Regulation FD.

The Company issued a press release regarding the delisting from Nasdaq. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1*	Press Release issued by DIRTT Environmental Solutions Ltd. on September 11, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRTT Environmental Solutions Ltd.

Date:	September 11, 2023	By:	/s/ Fareeha Khan
Fareeha Khan Chief Financial Officer